SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 10, 2002

Central Garden & Pet Company
(Exact name of registrant as specified in its charter)

Delaware	0-20242	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3697 Mt. Diablo Boulevard, Lafayette, California	94549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 283-4573

Inapplicable
(Former name or former address if changed since last report)

Item 5.    Other Events

On December 10, 2002, Central Garden & Pet Company (the “Company”) issued a press release announcing the filing of amendments on Form 10-K/A for the fiscal year ended September 29, 2001 and Forms 10-Q/A for the quarters ended December 29, 2001, March 30, 2002 and June 29, 2002. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 7.    Financial Statement and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

Number	Exhibit
99.1	Press Release dated December 10, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ STUART W. BOOTH
Stuart W. Booth Vice President Finance and Chief Financial Officer

Dated: December 10, 2002

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